UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

COTT CORPORATION

(Exact name of registrant as specified in its charter)

CANADA	000-19914	None

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 Queen’s Quay West, Suite 340, Toronto, Ontario	M5J 1A7

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (416) 203-3898

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At a meeting of the Cott Corporation Board of Directors held on January 27, 2005, Andrew Prozes was elected to the Board, with effect from January 28, 2005. Mr. Prozes was also appointed to the Audit Committee of the Board, to replace Christine Magee (who will continue to be a member of the Human Resources and Compensation Committee of the Board).

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1 Press Release dated January 31, 2005 announcing the appointment of Andrew Prozes to the Cott Corporation Board of Directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTT CORPORATION
Date: February 1, 2005	By:	/s/ Mark Halperin
Mark Halperin
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description
99.1	Press Release dated January 31, 2005 announcing the appointment of Andrew Prozes to the Cott Corporation Board of Directors.